UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________________________________
FORM 8-K

____________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2017

____________________________________________________
CHANNELADVISOR CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________________

Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Carrington Mill Boulevard
Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 228-4700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(b)     Resignation of Aris Buinevicius as Chief Technology Officer and Member of the Board of Directors

On February 7, 2017, Aris Buinevicius, the Chief Technology Officer and a member of the Board of Directors of ChannelAdvisor Corporation (the “Registrant), resigned from those positions effective March 17, 2017. Mr. Buinevicius is a co-founder of the Registrant and has served as its Chief Technology Officer and a director since the Registrant’s inception in 2001. Mr. Buinevicius’s resignation is not the result of any dispute or disagreement related to the Registrant’s operations or operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELADVISOR CORPORATION

		By:	/s/ David J. Spitz
Date:	February 9, 2017		David J. Spitz
Chief Executive Officer